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Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AND EXCHANGE ACT RULE 13a-14(b)

        In connection with the Annual Report of Option Care, Inc. (the "Company") on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), we, Rajat Rai, Chief Executive Officer of the Company, and Paul Mastrapa, Senior Vice President and Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Exchange Act Rule 13a-14(b) that:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2004	By:	/s/ RAJAT RAI Rajat Rai Chief Executive Officer
Date: March 15, 2004	By:	/s/ PAUL MASTRAPA Paul Mastrapa Senior Vice President and Chief Financial Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AND EXCHANGE ACT RULE 13a-14(b)